Revenue	3 Months Ended
Mar. 31, 2018
Revenue

4.              Revenue

Three months ended March 31,
	2018	2017
Zinc concentrate sales	$83,318	$66,280
Zinc concentrate mark-to-market adjustments	(2,652)	1,572
Zinc concentrate by-product sales	1,594	7,114
Zinc concentrate treatment charges	(1,161)	(5,983)
Total revenue from zinc concentrate contracts	81,099	68,983
Copper concentrate sales	24,039	-
Copper concentrate mark-to-market adjustments	(535)	-
Copper concentrate by-product sales	5,323	-
Copper concentrate treatment and refining charges	(3,180)	-
Total revenue from copper concentrate contracts	25,647	-
Other	-	2,664
	$106,746	$71,647

Mark-to-market adjustments on sales of zinc and copper concentrates consist of provisional and final pricing adjustments, as well as physical quantity adjustments, made prior to the finalization of the sales contract. Other revenue in 2017 consists of stockpiled gold and silver bearing ore shipped directly to buyers.

The Company’s sales contracts are provisionally priced with provisional pricing periods lasting typically one to four months with provisional pricing adjustments recorded to revenue as market prices vary. The Company’s products are transferred to its customers as at a point in time. As at March 31, 2018, a 10% change to the underlying metals prices would result in a change in revenue and accounts receivable of $15,436, based on the total quantities of metals in sales contracts for which the provisional pricing periods were not yet closed.